AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (SHARES AND WARRANTS)

THIS AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (SHARES AND WARRANTS) dated as of June 15, 2007 (the "Amendment"), is entered into by and between Comanche Clean Energy Corporation, a Cayman Islands corporation (the "Company"), and the investors listed on the signature pages hereto (the "Signatories").

WHEREAS, the Company and the Signatories, and others, entered into that certain Securities Purchase Agreement (Shares and Warrants) dated as of March 30, 2007 (as amended, supplemented, extended, renewed, restated, replaced or otherwise modified from time to time, the "Agreement", and all capitalized terms used, but not defined herein, having the meaning set out in the Agreement);

WHEREAS, the Company desires to issue and sell to the Signatories identified in Schedule A (the "New Buyers") Ordinary Shares, par value $.001 per share, of the Company, and warrants in the respective amounts as set out in the attached Schedule of New Buyers (the "New Shares" and "New Warrants," respectively) having the same terms and conditions as the terms and conditions for the Shares and Warrants set forth in the Agreement; and

WHEREAS, the issuance of the New Shares and New Warrants is in the best interests of the Company and the parties desire to amend the Agreement to provide for such issuance and sale;

NOW, THEREFORE the parties agree as follows:

SECTION 1. CONSENT AND AMENDMENT.

The parties consent to the issuance of the New Shares and New Warrants as provided in this Amendment (the "Subsequent Transaction") and acknowledge and agree that from and after the Subsequent Transaction Date (as defined below), all references in the Agreement and the other Transaction Documents: (a) to "Buyers" shall include also the New Buyers; (b) to "Warrants" shall include also the New Warrants; and (c) to "Registrable Securities" shall include also the New Shares as well as the Warrant Shares underlying the New Warrants.

SECTION 2. WAIVER OF PARTICIPATION RIGHTS AND FILING DEADLINE.

The Signatories hereby (a) waive their Rights of Participation under Section 4(h) of the Agreement with respect to the offer and sale by the Company of all of the New Shares and New Warrants and (b) consent and agree that the Filing Deadline (as such

term is defined in the Registration Rights Agreement dated April 3, 2007 by and among the Company and the investors set forth in the Schedule of Buyers attached thereto (the "Registration Agreement")), for purposes of the initial registration statement to be filed by the Company with the Securities and Exchange Commission pursuant to the Registration Agreement, shall be extended to June 20, 2007 (but the Effectiveness Deadline (as such term is defined in the Registration Agreement) shall remain the same).

SECTION 3. ISSUANCE OF NEW SHARES AND NEW WARRANTS

(a) Purchase of New Shares and New Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in this Amendment, on the Subsequent Transaction Date:

(i) the Company shall issue and sell to each New Buyer, and each New Buyer severally, but not jointly, agrees to purchase from the Company, (x) the number of New Shares set forth opposite such Signatory's name in column 3 on the attached Schedule of New Buyers, and (y) the related New Warrants to acquire up to that number of Warrant Shares set forth opposite such Signatory's name in column 4 on the attached Schedule of New Buyers; and

(ii) as consideration for the issuance of the appropriate New Shares and New Warrants to it, each New Buyer severally, but not jointly, agrees to pay to the Company the amount set forth opposite such New Buyer's name in column 8 of the attached Schedule of New Buyers by wire transfer of immediately available funds according to the instructions attached as Exhibit W: and

(iii) the Company shall deliver to each New Buyer the respective New Shares and New Warrants that it is then purchasing, duly executed on behalf of the Company.

(b) Closing of Further Transaction. The date and time of the closing of the Subsequent Transaction ("Subsequent Transaction Date ") shall be 10:00 a.m., New York City time, on the first Business Day following the satisfaction (or waiver) of the conditions set out in Sections 4 and 5 of this Amendment (or such later or earlier date as is mutually agreed to by the Company and each of the New Buyers), but not later than June 18, 2007.

SECTION 4. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the respective New Shares and New Warrants to a given New Buyer is subject to the satisfaction of each of the following conditions:

(a) Each New Buyer shall have executed and delivered to the Company this Amendment;

(b) The New Shares and New Warrants shall have the same terms and conditions as the Shares and Warrants issued and sold pursuant to the Securities Purchase Agreement (Shares and Warrants) dated as of March 30, 2007; and

(c) The New Buyer shall have delivered to the Company the purchase price for the New Shares and New Warrants as set out in clause 3(a)(ii).

SECTION 5. CONDITIONS TO EACH NEW BUYER'S OBLIGATION TO PURCHASE.

The obligation of a given New Buyer's obligation to purchase its respective New Shares and New Warrants is subject to the satisfaction of each of the following conditions, provided that these conditions are for the New Buyer's sole benefit and may be waived by the New Buyer in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have executed and delivered to the New Buyer this Amendment; and

(b) The representations and warranties of the Company set forth in the Agreement or any other Transaction Document shall be true and correct in all material respects (other than any such representations and warranties that are qualified by materiality or Material Adverse Change which shall be true and correct in all respects) as of the Subsequent Transaction Date (except with respect to the representations and warranties set forth in Section 3(k)(iii), the first sentence of Section 3(o), the third sentence of Section 3(s)(i), and the first sentence of Section 3(z) of the Agreement) as though made at that time (except for representations and warranties which speak as of a specific date, each of which shall be true and correct as of such date).

SECTION 6. MISCELLANEOUS.

(a) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, be deemed to be an amendment or modification of, or operate as a waiver of, any provision of the Agreement or any right, power or remedy thereunder, nor constitute a waiver of any provision of the Agreement or any other document, instrument and/or agreement executed or delivered in connection therewith.

(b) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto or thereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Each party agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof.

Whenever the context and construction so require, all words herein and in the Agreement in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(c) This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Agreement and/or the Notes. This Amendment shall be considered part of the Agreement.

(d) The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the choice of law provisions set forth in the Agreement.

REMAINDER OF PAGE INTENTIONALLY BLANK

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (SHARES AND WARRANTS)

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

COMANCHE CLEAN ENERGY CORPORATION

By: ______________________________
Name: Alicia Návar Noyola
Title: vice-chair

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (SHARES AND WARRANTS)

HOLDER/BUYER: WHITEBOX HEDGED HIGH YIELD PARTNERS, LP

By: ______________________

Name: JONATHAN WOOD

Title: DIRECTOR - COO

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (SHARES AND WARRANTS)

Sandelman Partners Multi-Strategy Master Fund, Ltd.

By: Sandelman Partners, LP, as Investment Manager

By: ______________________________

Name: Sergio Castellon

Title: Head of Capital Structure

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (SHARES AND WARRANTS)

HOLDER/BUYER: Deephaven Distressed Opportunities Trading Ltd.

By: [signature]

Name: Jeffrey Golbus

Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (SHARES AND WARRANTS)

HOLDER/BUYER: Deephaven Event Trading Ltd.

By: [signature]

Name: Jeffrey Golbus

Title: Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (SHARES AND WARRANTS)

HOLDER/BUYER: Goldman, Sachs & Company

By: [signature]
Name: Buck Ratchford
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (SHARES AND WARRANTS)

HOLDER/BUYER: MHR Institutional Partners III LP

By: MHR Institutional Advisors III LLC, its GP

By: [signature]

Name: Hal Goldstein

Title: Authorized Signatory

Comanche follow on

SCHEDULE OF NEW BUYERS

Column 1 Number of Shares	Column 2-4 Buyer's Name, Address and Fax Number	Column 5-6 Legal Representative of Buyer and Address and Fax Number (Optional)	Column 7 Number of Warrant Shares	Column 8 Purchase Price
250,000	Whitebox Hedged High Yield Partners, L.P. 3033 Excelsior Blvd. #300, Minneapolis, Minnesota 55416-4675 Fax: 612-253-6114	Anthony Ostlund & Baer, P.A. Attn: John Ornstein 3600 Wells Fargo Building 90 South Seventh Street Minneapolis, MN 55402 Fax: (612) 349-6996	187,500	$1,250,000
150,000	Sandelman Partners Multi-Strategy Master Fund, Ltd. 500 Park Avenue Third Floor, New York, New York 10022		112,500	$750,000
26,320	Deephaven Distressed Opportunities Trading Ltd. 130 Cheshire Ln. #102 Minnetonka, Minnesota 55305		19,740	$131,600
73,680	Deephaven Event Trading, Ltd. 130 Cheshire Ln, #102 Minnetonka, Minnesota 55305		55,260	$368,400
50,000	Goldman Sachs & Company One New York Plaza		37,500	$250,000

	85 Broad Street, 47th Floor, New York, New York 10004		
500,000	MHR Institutional Partners III LP 40 West 57th Street 24th Floor, New York, New York 10019 Fax: 212-262-9356	375,000	$2,500,000